US MARKET rotation strategy etf

NYSE Arca Ticker: HUSE

ecological strategy etf

NYSE Arca Ticker: HECO

(each, a “Fund” and, together, the “Funds”)

June 6, 2018

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information (“SAI”) for the Funds, dated

September 1, 2017.

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The following sentence is added at the end of the section of the SAI entitled “Exchange Listing and Trading”:

The Funds rely on the Exchange’s generic listing standards. The generic listing standards impose certain restrictions on the Funds’ portfolios. Those restrictions are contained in Appendix 5 to this SAI.

The following information is added as Appendix 5 to the SAI:

APPENDIX 5

The Funds are required to meet the following generic listing requirements on a continuing basis:

Type of Security	Listing Standard	Details
Equity Securities[1] - US Component Stocks,[2] Non-US Component Stocks,[3] and Derivatives Securities Products and Index-Linked Securities[4]	Minimum market value

At least 90% of the portion of the ETF’s portfolio that is invested in equities must be composed of equities with a minimum market value of at least $75 million.

Each non-US equity stock must have a minimum market value of at least $100 million.

Minimum trading volume

At least 70% of the portion of the ETF’s portfolio that is invested in equities must be composed of equities with a minimum monthly trading volume of 250,000 shares, or minimum notional volume traded per month of $25 million, averaged over the last six months.

Each non-US equity stock must have a minimum global monthly trading volume of 250,000 shares, or minimum global notional volume traded per month of $25 million, averaged over the last six months.

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Minimum trading volume

At least 70% of the portion of the ETF’s portfolio that is invested in equities must be composed of equities with a minimum monthly trading volume of 250,000 shares, or minimum notional volume traded per month of $25 million, averaged over the last six months.

Each non-US equity stock must have a minimum global monthly trading volume of 250,000 shares, or minimum global notional volume traded per month of $25 million, averaged over the last six months.

Weightings

The most heavily weighted stock must not exceed 30% of the portion of the ETF’s portfolio that is invested in equities and, to the extent applicable, the five most heavily weighted component stocks must not exceed, in the aggregate, 65% of the portion of the ETF’s portfolio that is invested in equities.

The most heavily weighted non-US component stock must not exceed 25% of the equity weight of the portion of the ETF’s portfolio that is invested in equities and, to the extent applicable, the five most heavily weighted non-US component stocks must not exceed 60% of the portion of the ETF’s portfolio that is invested in equities.

Minimum number of components

Where the equity component of the portfolio does not include non-US component stocks, the portfolio must include a minimum of 13 component stocks, subject to certain exceptions.

Where the equity portion of the portfolio includes non-US component stocks, the portfolio must include a minimum of 20 component stocks, subject to certain exceptions.

Exchange listing

US equity securities in the portfolio must be listed on a national securities exchange and must be NMS Stocks[5] as defined in Rule 600 of Regulation NMS under the Exchange Act.

Each non-US equity stock must be listed and traded on an exchange that has last-sale reporting.

	ADRs	American Depositary Receipts (ADRs) in a portfolio may be exchange-traded or non-exchange-traded. However, no more than 10% of the portion of the ETF’s portfolio that is invested in equities is permitted to consist of non-exchange-traded ADRs.
	Limits on leveraged and inverse leveraged products	Not more than 25% of the portion of the ETF’s portfolio that is invested in equities may consist of leveraged and/or inverse leveraged Derivatives Securities Products or Index-Linked Securities Products.
Fixed Income Securities[6]	Minimum original principal amount outstanding	Components that in the aggregate account for at least 75% of the portion of the ETF’s portfolio that is invested in fixed income securities each must have a minimum original principal amount outstanding of $100 million or more.
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	Weightings	No fixed income security (excluding Treasury securities and government-sponsored entity (GSE) securities) may represent more than 30% of the portion of the ETF’s portfolio that is invested in fixed income securities, and the five most heavily weighted component fixed income securities in the portfolio (excluding Treasury securities and GSE securities) must not in the aggregate account for more than 65% of the portion of the ETF’s portfolio that is invested in fixed income securities.
	Minimum number of issuers	An underlying portfolio (excluding exempted securities) that includes fixed income securities must include a minimum of 13 non-affiliated issuers, provided, however, that there must be no minimum number of non-affiliated issuers required for fixed income securities if at least 70% of the weight of the portfolio consists of equity securities.
	Issuer requirements	Component securities that in the aggregate account for at least 90% of the portion of the ETF’s portfolio that is invested in fixed income securities must be either (a) from issuers that are required to file reports pursuant to Sections 13 and 15(d) of the Exchange Act; (b) from issuers that have a worldwide market value of its outstanding common equity held by non-affiliates of $700 million or more; (c) from issuers that have outstanding securities that are notes, bonds debentures, or evidence of indebtedness having a total remaining principal amount of at least $1 billion; (d) exempted securities as defined in Section 3(a)(12) of the Exchange Act; or (e) from issuers that are a government of a foreign country or a political subdivision of a foreign country.
	Other limits	Non-agency, non-GSE, and privately issued mortgage-related and other asset-backed securities must not account, in the aggregate, for more than 20% of the portion of the ETF’s portfolio that is invested in fixed income securities.
Cash and Cash Equivalents[7]	No limitation on percentage of portfolio invested in cash or cash equivalents.
Listed Derivatives[8]	No limitation on percentage of portfolio invested in listed derivatives, but portfolio holdings are subject to the following requirements:
	Intermarket Surveillance Group requirement	In the aggregate, at least 90% of the weight of holdings invested in futures, exchange-traded options, and listed swaps must, on both an initial and continuing basis, consist of futures, options, and swaps for which the exchange may obtain information via the Intermarket Surveillance Group (ISG) from other members or affiliates of the ISG or for which the principal market is a market with which the exchange has a comprehensive surveillance sharing agreement. (For purposes of calculating this limitation, a portfolio’s investment in listed derivatives will be calculated as the aggregate gross notional value of the listed derivatives.)
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	Weighting requirements	The aggregate gross notional value of listed derivatives based on any five or fewer underlying reference assets must not exceed 65% of the weight of the portfolio (including gross notional exposures), and the aggregate gross notional value of listed derivatives based on any single underlying reference asset must not exceed 30% of the weight of the portfolio (including gross notional exposures).
Over-the-Counter Derivatives[9]	Percentage limitation	No more than 20% of the assets in the portfolio may be invested in OTC derivatives. For purposes of calculation of this limitation, a portfolio’s investment in OTC derivatives will be calculated as the aggregate gross notional value of the OTC derivatives.

[1] Equity Securities consist of US Component Stocks, Non-US Component Stocks, Derivatives Securities Products, and Index-Linked Securities listed on a national securities exchange.

[2] A US Component Stock is an equity security registered under Sections 12(b) or 12(g) of the Exchange Act or an ADR, the underlying equity security of which is registered under Sections 12(b) or 12(g) of the Exchange Act.

[3] A Non-US Component Stock is an equity security not registered under Sections 12(b) or 12(g) of the Exchange Act and that is issued by an entity that (a) is not organized, domiciled or incorporated in the United States, and (b) is an operating company (including REITs and income trusts, but excluding investment trusts, unit trusts, mutual funds, and derivatives).

[4] Derivatives Securities Products include shares of ETFs, portfolio depository receipts, and trust issued receipts; Index-Linked Securities Products include securities linked to the performance of indexes and commodities, such as exchange-traded notes.

[5] Any security or class of securities (other than options) for which transaction reports are collected, processed, and made available pursuant to an effective transaction reporting plan.

[6] Fixed Income Securities are debt securities that consist of notes, bonds, debentures or evidence of indebtedness that include, but are not limited to, US Department of Treasury securities, government-sponsored entity securities (GSE Securities), municipal securities, trust preferred securities, supranational debt and debt of a foreign country or a subdivision thereof, investment grade and high yield corporate debt, bank loans, mortgage and asset backed securities, and commercial paper.

[7] Cash Equivalents include short-term instruments with maturities of less than 3 months. Short-term instruments include the following: (i) US Government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the US Treasury or by US Government agencies or instrumentalities; (ii) certificates of deposit issued against funds deposited in a bank or savings and loan association; (iii) bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions; (iv) repurchase agreements and reverse repurchase agreements; (v) bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest; (vi) commercial paper, which are short-term unsecured promissory notes; and (vii) money market funds.

[8] Listed Derivatives include futures, options and swaps on commodities, currencies and financial instruments (e.g., stocks, fixed income, interest rates, and volatility) or a basket or index of any of the foregoing.

[9] Over-the-Counter (OTC) Derivatives include forwards, options and swaps on commodities, currencies and financial instruments (e.g., stocks, fixed income, interest rates, and volatility) or a basket or index of any of the foregoing.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and SAI, each dated September 1, 2017, which provides information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-4SS-ETFS (855-477-3837) or by writing to the Fund at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.

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